BUSINESS LOAN

December 3, 2015
PLG-1378

PowerUp
LENDING GROUP, LTD.

ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.
Attention: Robert M. Howe III, as CEO/President (not as guarantor)
Congratulations! You have been approved for a PowerUp Business Loan. Please carefully review the loan details and simple next steps below.

Loan Details:
Loan Amount: $135,000.00* **Total Payback Amount:** $182,250.00

Term: 9 months **Number of Payments:** 189 **Daily Payment:** $964.29 **Origination Fee:** ~~$4,050.00~~ $2,700.00 per Curt Kramer 12-3-15

Additional Documentation and Details: *Less origination fee & payoffs to PowerUp Lending Loan PLG-1074 & Loan PLG-1249 and to Vis Vires Group Loan VVG-1112

Items Needed: payoffs from PowerUp (loans plg-1074 & 1249) & Vis Vires Group (loan VVG-1112)

Borrower Information:
Borrower (Business Name): ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.

Guarantor(s): Robert M. Howe III, as CEO/President (not as guarantor)

Email Address: rhowe@unifiedonline.net

Phone Number: 816-522-1324 **Location:** Virginia

Next Steps

1. **Review your loan details above and confirm the attached ACH details.**
2. **Sign all signature and initial fields.**
3. **Provide any additional documents as requested above.**
4. **Return all signed forms**

All signed forms can be submitted directly to your loan specialist or faxed to 1-844-651-5328. If you have any questions, feel free to contact PowerUp at 1-888-705-3004.

We look forward to Powering Up your business.

Sincerely,
The POWER UP Team

Until the Loan Amount plus any accrued but unpaid interest and Borrower's other obligations to POWER UP under the Loan Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Borrower or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Borrower, any other guarantor, or any collateral provided by Borrower or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that POWER UP must return any amount paid by Borrower or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She/It understands the seriousness of the provisions of this Agreement; (ii) He/She/It has had a full opportunity to consult with counsel of his/her/its choice; and (iii) He/She/it has consulted with counsel of its choice or has decided not to avail himself/herself/itself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "LOAN AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE LOAN AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

BORROWER	**OWNER/GUARANTOR #1**	**OWNER/GUARANTOR #2**	**POWER UP LENDING GROUP, LTD.**
ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.	Unifed OnLine, Inc.		
SIGN	SIGN	No Personal Guarantee SIGN	
Robert M. Howe III, CEO/President	Robert M. Howe, III, CEO/President		Curt Kramer, CEO
	No Personal Guarantee		
	Driver's License #	Driver's License #	

APPENDIX A

NSF Charge	**$ 50.00ea**	Up to FOUR TIMES ONLY before a default is declared
Rejected ACH	**$100.00ea**	When the borrower directs the bank to reject our Debit ACH which shall constitute a default
Bank Default Charge	**$ 2,500.00**	As specifically set forth in the loan agreement
Default Charge	**$5,000.00**	As specifically set forth in the loan agreement

CORPORATE RESOLUTION

OF

UNIFIED ONLINE, INC.

I HEREBY CERTIFY that at a meeting of the Board of Directors of UNIFIED ONLINE, INC., a corporation organized under the laws of the State of Delaware (the "Company"), duly held on the 3rd day of December, 2015, the following resolutions were duly adopted, are in conformity with the charter and by-laws of the Company and are in full force and effect:

RESOLVED, that by unanimous consent of all of the Directors of the Company, it is agreed that ROBERT HOWE III as Chief Executive Officer/President of the Company is hereby authorized to guarantee a Loan Agreement between its wholly owned subsidiary, ICEWEB STORAGE CORPORATION with PowerUp Lending Group, Ltd. dated October 1, 2015 for the sum of One Hundred Eighty-Two Thousand Two Hundred Fifty Dollars ($182,250.00).

I, ROBERT HOWE III, do hereby certify that I am the Chief Executive Officer/President of the Company; that I am keeper of the corporate records and the seal of the Company; that the foregoing is a true and correct copy of a resolution duly adopted and ratified at a meeting of the Board of Directors of the Company duly convened and held in accordance with its by-laws and the laws of the State of organization on the 3rd day of December, 2015, as transcribed by me from the minutes; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand as President of the Company and affixed the corporate seal this 3rd day of December, 2015.

ATTEST:

ROBERT HOWE, III
Chief Executive Officer/President

Witness:

PowerUp
LENDING GROUP, LTD.

Agreement Dated December 3, 2015

Agreement Number PLG-1378

SECURITY AGREEMENT AND GUARANTY

BORROWER INFORMATION

Borrower (Business Name): ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.

Owner (Guarantor): Robert M. Howe III, as CEO/President (not as guarantor)

Type of entity: Corporation State of Incorporation/organization: Virginia/Delaware Date business started: 2011

Business Address: 22900 Shaw Road - Suite 111

City: Sterling State: Virginia Zip: 20166 Federal ID#: 54-1712994

SECURITY AGREEMENT

Security Interest. To secure Borrower's payment and performance obligations to POWER UP and its affiliates or participants under the Loan Agreement (the "Loan Agreement"), Borrower hereby grants to POWER UP a security interest in (a) all accounts, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, inventory, or investment property, as those terms are defined in Article 9 of the Uniform Commercial Code of the State of Virginia as amended (the "UCC"), now or hereafter owned or acquired by Borrower; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").

Cross-Collateral. To secure Guarantor's payment and performance obligations to POWER UP (and its participants) under this Security Agreement and Guaranty (the "Agreement"), Guarantor hereby grants POWER UP, and its affiliates, a security interest in____________________ (the "Additional Collateral"). Guarantor understands that POWER UP will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.

Borrower and Guarantor each acknowledge and agree that any security interest granted to POWER UP under any other agreement between Borrower or Guarantor and POWER UP (the "Cross-Collateral") will secure the obligations hereunder and under the Loan Agreement.

Borrower and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as POWER UP deems necessary to perfect or maintain POWER UP's first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Borrower and Guarantor each hereby authorizes POWER UP to file any financing statements deemed necessary by POWER UP to perfect or maintain POWER UP's security interest, which financing statement may contain notification that Borrower and Guarantor have granted a negative pledge to POWER UP with respect to the Collateral, the Additional Collateral and the Cross- Collateral, and that any subsequent lender or lienor may be tortiously interfering with POWER UP's rights. Borrower and Guarantor shall be liable for and POWER UP may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by POWER UP in protecting, preserving and enforcing POWER UP's security interest and rights.

Negative Pledge. Borrower and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any additional cash advances, loans, lien on or with respect to any of the Collateral , the Additional Collateral or the Cross-Collateral, as applicable without written permission of POWER UP.

Remedies. Upon any Event of Default, POWER UP may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

GUARANTY

Personal Guaranty/Corporate Guaranty. The undersigned Guarantor(s) hereby unconditionally and absolutely guarantees to POWER UP, and its affiliates, Borrower's payment and performance of all of the representations, warranties, covenants made by Borrower in this Agreement and the Loan Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are continuing and are due (i) at the time of any breach by Borrower of any representation, warranty, or covenant made by Borrower in this Agreement and the Loan Agreement, and (ii) at the time Borrower admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Borrower seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts. This guaranty is a guaranty of payment and not collection.

Guarantor Waivers. In the event that Borrower fails to make a payment or perform any obligation when due under the Loan Agreement, POWER UP may enforce its rights under this Agreement without first seeking to obtain payment from Borrower, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral POWER UP may hold pursuant to this Agreement or any other guaranty.

POWER UP does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Borrower's failure to pay timely any amount owed under the Loan Agreement; (ii) any adverse change in Borrower's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) POWER UP's acceptance of this Agreement ; and (v) any renewal, extension or other modification of the Loan Agreement or Borrower's other obligations to POWER UP. In addition, POWER UP may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement : (i) renew, extend or otherwise modify the Loan Agreement or Borrower's other obligations to POWER UP; (ii) release Borrower from its obligations to POWER UP; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement.

3.6 **Bank Default Charge.** Borrower shall pay to POWER UP $2,500.00 ("Bank Default Charge") in the event that Borrower (i) uses multiple Bank accounts for deposits without the prior written consent of POWER UP, (ii) changes its Bank and/or Bank account without the prior written consent of POWER UP; or (iii) BLOCKS or otherwise restricts its authorized bank account from our debit ACH. Such Bank Default Charge (i) shall be due and payable to POWER UP on demand, (ii) is not exclusive of, and is cumulative with, any other charge or amount paid or payable to POWER UP by Borrower pursuant to this Agreement or the Security Agreement and Guaranty; (iii) shall constitute an Event of Default; and (iv) shall not be construed as a waiver of any Event of Default hereunder or under the Security Agreement and Guaranty or as otherwise operating to reduce or limit POWER UP's rights or remedies provided for hereunder, under the Security Agreement and Guaranty or at law or in equity.

3.7 **Miscellaneous Service Fees.** Borrower shall pay certain charges for services related to the origination and maintenance of accounts including but not limited to NSF Charge, Rejected ACH Charge, Bank Default Charge, Blocked Account Charge and Default Charge and which are specifically set forth on Exhibit A attached hereto. All charges are subject to change.

Initials INITIAL HERE

IV. MISCELLANEOUS

4.1 **Modifications; Agreements.** No modification, amendment, waiver or consent of any provision of this Agreement or the Security Agreement and Guaranty shall be effective unless the same shall be in writing and signed by POWER UP.

4.2 **Assignment.** POWER UP may assign, transfer or sell its rights to receive the Loan Amount and any accrued but unpaid interest or delegate its duties hereunder, either in whole or in part.

4.3 **Notices.** All notices, requests, consent, demands and other communications hereunder and under the Borrower Security Agreement and Guaranty shall be delivered by ordinary mail, effective upon mailing, to the respective parties to this Agreement and the Security Agreement and Guaranty at the addresses set forth in this Agreement and shall become effective only upon receipt. The Parties hereto may also send such notices, requests, consent, demands and other communications via facsimile ("FAX") or electronic mail ("Email") at such FAX numbers and Email addresses communicated by the parties hereto in writing.

4.4 **Waiver Remedies.** No failure on the part of POWER UP to exercise, and no delay in exercising, any right under this Agreement or the Security Agreement and Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement or the Security Agreement and Guaranty preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder and under the Security Agreement and Guaranty are cumulative and not exclusive of any remedies provided by law or equity.

4.5 **Solicitations.** Borrower and each Owner/Guarantor authorizes POWER UP and its affiliates to communicate with, solicit and /or market to Borrower and each Owner/Guarantor via regular mail, telephone, email and facsimile in connection with the provision of goods or services by POWER UP, its affiliates or any third party that POWER UP shares, transfers, exchanges, discloses or provides information with and will hold POWER UP, its affiliates and such third parties harmless against any and all claims pursuant to the federal CAN-SPAM ACT of 2003 (Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003), the Telephone Consumer Protection Act (TCPA), and any and all other states of federal laws relating to transmissions or solicitations by and any of the methods described above.

4.6 **Binding Effect; Governing Law, Venue and Jurisdiction.** This Agreement and the Security Agreement and Guaranty shall be binding upon and inure to the benefit of Borrower, Owner/Guarantor, POWER UP and their respective successors and assigns, except that Borrower and Owner/Guarantor shall not have the right to assign their rights hereunder, under the Security Agreement and Guaranty or any interest herein or therein without the prior written consent of POWER UP which consent may be withheld in POWER UP's sole discretion. POWER UP reserves the rights to assign this Agreement and the Security Agreement and Guaranty with or without prior written notice to Borrower and Owner/Guarantor. This Agreement and the Security Agreement and Guaranty shall be governed by and construed in accordance with the laws of the State of Virginia, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder or under the Security Agreement and Guaranty, or the interpretation, performance or breach hereof or thereof, shall, if POWER UP so elects, be instituted in the Supreme Court of the State of New York, County of Nassau or the United States District Court for the Eastern District of New York (the "Acceptable Forums"). Borrower and Owner/Guarantor hereby represent and warrant that they have sufficient contacts with the State of New York as a result of the transactions contemplated by this agreement. Borrower and Owner/Guarantor agree that the Acceptable Forums are convenient to them, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Borrower and Owner/Guarantor waive any right to oppose any motion or application made by POWER UP to transfer such proceeding to an Acceptable Forum.

4.7 **Survival of Representation, etc.** All representations, warranties and covenants herein and in the Security Agreement and Guaranty shall survive the execution and delivery of this Agreement and the Security Agreement and Guaranty and shall continue in full force until all obligations under this Agreement and the Security Agreement and Guaranty shall have been satisfied in full and this Agreement and the Security Agreement and Guaranty shall have terminated.

4.8 **Severability.** In case any of the provisions in this Agreement or the Security Agreement and Guaranty is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein or therein shall not in any way be affected or impaired.

4.9 **Entire Agreement.** Any provision hereof and in the Security Agreement and Guaranty prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof or thereof. This Agreement and the Security Agreement and Guaranty embody the entire agreement between Borrower, Owner/Guarantor and POWER UP and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10 **JURY TRIAL WAIVER.** TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT AND THE SECURITY AGREEMENT AND GUARANTY IS A PART OR THE ENFORCEMENT HEREOF OR THEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.11 **CLASS ACTION WAIVER.** THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST ANOTHER PARTY, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT OR THE SECURITY AGREEMENT AND GUARANTY); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.12 **Facsimile and PDF Acceptance.** Facsimile and PDF signatures shall be deemed acceptable for all purposes.

or (ii) take any other action that could have any adverse effect upon Borrower's obligations under this Agreement. Any such change, action or inaction shall be a material breach of this Agreement.

2.5 **Change of Name, Location or Jurisdiction of Organization.** Borrower will not conduct Borrower's businesses under any name other than as disclosed to the Bank and POWER UP, change any of its places of business, or change its jurisdiction of organization.

2.6 **Estoppel Certificate.** Borrower will at any time, and from time to time, upon at least one (1) day's prior notice from POWER UP to Borrower, execute, acknowledge and deliver to POWER UP and/or to any other person, firm or corporation specified by POWER UP, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Repayment Amount or any portion thereof has been repaid.

2.7 **No Bankruptcy.** As of the date of this Agreement, Borrower has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Borrower. Borrower further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

2.8 **Other Financing.** Borrower shall not enter into any arrangement, agreement or commitment that relates to or involves Receipts, whether in the form of a purchase (such as a merchant cash advance) or a loan against, or the sale or purchase of credits against, any Receipts, cash deposits or future card or mobile payment sales with any party other than POWER UP without its written permission. Receipts" shall be defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the Borrower's business

2.9 **Unencumbered Receipts.** Borrower has good and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of, POWER UP.

2.10 **Business Purpose.** Borrower is a valid business in good standing under the laws of the jurisdictions in which it is organized and/ or operates, and Borrower is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.11 **Default Under Other Contracts.** Borrower's execution of or performance under this Agreement will not cause or create an event of default by Borrower under any contract with another person or entity.

2.12 **Sale of Business.** Borrower shall not sell, dispose, transfer or otherwise convey its business or assets without: (i) the express prior written consent of POWER UP, and (ii) the written agreement of any purchaser or transferee assuming all of Borrower's obligations under this Agreement pursuant to documentation satisfactory to POWER UP.

2.13 **Use of Proceeds.** Borrower will conduct its business and use the Loan Amount in the ordinary course of its business, consistent with past practice unless otherwise as specifically set forth herein ______________________________

______________________________.

2.14 **Accuracy of Information.** All information provided by Borrower and each Owner/ Guarantor to POWER UP herein, in the Security Agreement and Guaranty, and in all other POWER UP forms is true, accurate and complete in all respects.

III. EVENTS OF DEFAULT AND REMEDIES

3.1 **Events of Default.** In addition to as otherwise set forth in this Agreement and/or the Security Agreement, the occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) Borrower or Owner/ Guarantor violates any term, covenant or condition in this Agreement, the Note or the Security Agreement and Guaranty; (b) any representation or warranty by Borrower or Owner/Guarantor in this Agreement, the Note or the Security Agreement and Guaranty shall prove to have been incorrect, incomplete, false or misleading in any material respect when made; (c) Borrower or Owner/Guarantor admits its inability to pay its debts, or makes a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower or Owner/Guarantor seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts; (d) Owner/ Guarantor sends a notice of termination of the Security Agreement and Guaranty; (e) Borrower suspends, dissolves or terminates its business; (f) Borrower sells all or substantially all of its assets; (g) Borrower makes or sends notice of any intended bulk sale or transfer by Borrower; (h) Borrower performs any act that encumbers the cash flow of the business placing undue stress on the viability of the operations and reduces the value of the Collateral or the security interest granted in the Collateral under the Security Agreement and Guaranty; (i) Owner/ Guarantor performs any act that reduces the value of the Additional Collateral (as defined in the Security Agreement and Guaranty) or the security interest granted in the Additional Collateral under the Security Agreement and Guaranty; (j) Borrower or Owner/Guarantor performs any act that reduces the value of the Cross-Collateral (as defined in the Security Agreement and Guaranty); (k) Borrower or any Owner/Guarantor files any petition for bankruptcy under the United States code or an involuntary petition for bankruptcy has been brought or is pending against Borrower or any Owner/Guarantor; or (l) Borrower or Owner/Guarantor defaults under any of the terms, covenants and conditions of any other agreement with POWER UP including those with affiliated/associated businesses.

3.2 **Remedies.** Upon the occurrence of an Event of Default that is not waived pursuant to this agreement, POWER UP may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Borrower's and Owner's/Guarantor's obligations hereunder, under the Security Agreement and Guaranty, or pursuant to any other legal or equitable right or remedy. Upon POWER UP's notice to Borrower of any Event of Default, the entire Repayment Amount and unpaid charges not already paid to POWER UP shall become immediately due and payable to POWER UP. In addition, upon an Event of Default: (i) POWER UP may enforce the provisions of the Security Agreement and Guaranty against the Borrower and Owner/Guarantor; (ii) POWER UP may enforce its security interest in the Collateral, the Additional Collateral and the Cross-Collateral; (iii) POWER UP may debit Borrower's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Borrower's bank account or otherwise; (iv) POWER UP may enter the Confession of Judgment as a judgment with the appropriate Clerk of Court and execute thereon. All rights, powers and remedies of POWER UP in connection with this Agreement and the Security Agreement and Guaranty may be exercised at any time by POWER UP after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3 **Costs.** Borrower and Owner/Guarantor shall pay to POWER UP all reasonable costs associated with: (a) a breach by Borrower or Owner/Guarantor of the representations, warranties and covenants in this Agreement and the Security Agreement and Guaranty and the enforcement thereof, and (b) the enforcement of POWER UP's remedies set forth in Section 3.2 above, including but not limited to court costs and attorneys' fees.

3.4 **Required Notifications.** Borrower and Owner/ Guarantor are required to give POWER UP written notice within 24 hours of any filing by Borrower or Owner/Guarantor under Title 11 of the United States Code. Borrower is required to give POWER UP seven (7) days' written notice prior to the closing of any sale of all or substantially all of the Borrower's assets or stock. Borrower is required to give POWER UP fourteen (14) days' written notice prior to the suspension, dissolution or termination its business.

3.5 **Default Charge.** Upon the Occurrence of any Event of Default, and written notice to Borrower thereof, Borrower shall pay to POWER UP a default charge ("Default Charge") of $5,000. This Default Charge shall be payable on demand and stand in addition to any other charges or penalties outlined within this Agreement, the Security Agreement or Guaranty.

I. LOAN AGREEMENT TERMS AND CONDITIONS

1.1 **Borrower Deposit Agreement.** Borrower shall execute an agreement (the "Borrower Deposit Agreement") acceptable to POWER UP, with a Bank acceptable to POWER UP, to obtain electronic fund transfer services. Borrower shall provide POWER UP and/or its authorized agent with all of the information, authorizations and passwords necessary for verifying Borrower's receivables, receipts and deposits into the account. Borrower shall authorize POWER UP and/or it's agent to deduct the amounts owed to POWER UP for the Repayment Amount from electronic check transactions and to pay such amounts to POWER UP by permitting POWER UP to withdraw the Specific Daily Repayment Amounts by ACH debiting of the account. The authorization shall be irrevocable without the written consent of POWER UP.

1.2 **Term of Agreement.** This Agreement shall have a term which shall expire on date of full payment to POWER UP of the Repayment Amount. Upon the expiration of the term, if the Repayment Amount has not been paid to POWER UP, this Agreement shall automatically renew for successive three (3) month terms until the Repayment Amount has been fully paid. The termination of this Agreement shall not affect Borrower's responsibility to satisfy all outstanding obligations (including the Loan Amount and accrued interest) to POWER UP at the time of termination.

1.3 **Additional Loans.** POWER UP reserves the right to rescind the offer to make additional loans hereunder, in its sole discretion.

1.4 **Financial Condition.** Owner/Guarantor and Borrower authorize POWER UP, its agents and representatives and any credit reporting agency engaged by POWER UP, to investigate their creditworthiness, financial responsibility and history, and they agree to provide POWER UP any financial statements, tax returns, references, or other financial information, as POWER UP deems necessary prior to or after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of credit and financial information. Borrower and Owner/Guarantor authorize POWER UP to update their credit and financial profile from time to time in the future, as POWER UP deems appropriate. An investigative or consumer report may be made in connection with this Agreement.

1.5 **Transactional History.** Borrower authorizes their Bank to provide POWER UP with Borrower's banking history.

1.6 **Indemnification.** Borrower and each Owner/Guarantor jointly and severally indemnify and hold harmless Bank, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Bank resulting from (a) claims asserted by POWER UP for monies owed to POWER UP from Borrower and (b) actions taken by Bank in reliance upon information or instructions provided by POWER UP.

1.7 **No Liability.** In no event will Bank or POWER UP not any Participants be liable for any claims asserted by Borrower under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Borrower and Owner/Guarantor.

1.8 **Reliance on Terms.** Section 1.1, 1.6, 1.7, 2.4, and 4.6 of this Agreement are agreed to for the benefit of Borrower, POWER UP and its Participants and Bank, and notwithstanding the fact that Bank is not a party of this Agreement, Bank may rely upon their terms and raise them as a defense in any action.

1.9 **Savings Clause.** In no event shall the aggregate amount of interest charged or collected hereunder exceed the highest rate permissible at law. In the event that a court determines that POWER UP has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and POWER UP shall promptly refund to Borrower any interest received by POWER UP in excess of the maximum lawful rate, it being intended that Borrower not pay or contract to pay, and that POWER UP not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

1.10 **Power of Attorney.** Borrower irrevocably appoints POWER UP as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to POWER UP from Bank, or upon the occurrence of an Event of Default under Section 4 hereof, to settle all obligations due to POWER UP from Borrower, under this Agreement, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (as defined in the Security Agreement and Guaranty); (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) above; (iii) to sign Borrower's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to POWER UP; and (iv) to file any claims or take any action or institute any proceeding which POWER UP may deem necessary for the collection of any of the unpaid Repayment Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Repayment Amount.

1.11 **Protection of Information.** Borrower and each person signing this Agreement on behalf of Borrower and/or as Owner/Guarantor, in respect of itself, himself or herself, authorizes POWER UP to disclose to any third party information concerning Borrower's and each Owner's/Guarantor's credit standing (including credit bureau reports that POWER UP obtains) and business conduct. Borrower and each Owner/Guarantor hereby waives to the maximum extent permitted by law any claim for damages against POWER UP or any of its affiliates and participants relating to any (i) investigation undertaken by or on behalf of POWER UP as permitted by this Agreement; or (ii) disclosure of information as permitted by this Agreement.

1.12 **Confidentiality.** Borrower understands and agrees that the terms and conditions of the products and services offered by POWER UP, including this Loan Agreement, the Security Agreement and Guaranty and any other POWER UP documents (collectively, "Confidential Information") are proprietary and confidential information of POWER UP. Accordingly, unless disclosure is required by law or court order, Borrower shall not disclose Confidential Information to any person other than an attorney, accountant, financial advisor or employee of Borrower who needs to know such information for the purpose of advising Borrower ("Advisor"), provided such Advisor uses such information solely for the purpose of advising Borrower and first agrees in writing to be bound by the terms of this Section 1.12.

1.13 **Publicity.** Borrower and each Owner/Guarantor authorizes POWER UP to use its, his or her name in a listing of clients and in advertising and marketing materials.

1.14 **D/B/A's.** Borrower hereby acknowledges and agrees that POWER UP may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between POWER UP and Borrower, including the filing of UCC-1 financing statements and other notices or filings.

1.15 **Delivery of Confession of Judgment.** Upon execution of this Agreement, if requested by POWER UP, Borrower shall deliver to POWER UP an executed Confession of Judgment, in the form provided by POWER UP, in favor of POWER UP in the amount as set forth on the Confession of Judgment.

II. REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower and each Owner/Guarantor represents, warrants and covenants that as of this date and during the term of this Agreement:

2.1 **Financial Condition and Financial Information.** Its financial information, copies of which have been furnished to POWER UP, and future financial information which will be furnished hereafter at the request of POWER UP, fairly represent the financial condition of Owner/Guarantor and Borrower at such dates, and since those dates there has been no material adverse change, financial or otherwise, in such condition, operation or ownership of Borrower. Borrower has a continuing, affirmative obligation to advise POWER UP of any material adverse change in its financial condition, operation or ownership. Borrower's failure to do so is a material breach of this Agreement.

2.2 **Governmental Approvals.** Borrower is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

2.3 **Authorization.** Borrower, and the person(s) signing this Agreement on behalf of Borrower, have full power and authority to execute this Agreement and to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 **Borrower Processing Agreement and Arrangements.** Without POWER UP's prior written consent, Borrower will not: (i) change its financial institution or bank account(s);

PowerUp
LENDING GROUP, LTD.

Agreement Dated December 3, 2015

Agreement Number PLG-1378

LOAN AGREEMENT (ACH Repayment)

between POWER UP LENDING GROUP, LTD. ("POWER UP") and the Borrower listed below ("Borrower").

BORROWER INFORMATION

Borrower (Business Name): ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.

Owner (Guarantor): Robert M. Howe III, as CEO/President (not as guarantor)

Type of entity: Corporation State of Incorporation/organization: Virginia/Delaware Date business started: 2011

Business Address: 22900 Shaw Road - Suite 111

City: Sterling State: Virginia Zip: 20166 Federal ID#: 54-1712994

LOAN TERMS

For value received, Borrower hereby promises to pay and deliver to POWER UP, the repayment amount (as set forth below and together with any additional charges as set forth herein, collectively, the "Repayment Amount") in lawful money of the United States. The Repayment Amount shall be paid to POWER UP by Borrower's irrevocably authorizing only one depositing account acceptable to POWER UP (the "account") to remit the Specific Daily Repayment Amount specified below (the "Specific Daily Repayment Amount") until such time as POWER UP receives payment in full of the Repayment Amount. Borrower hereby authorizes POWER UP to ACH Debit the specified remittances from the Borrower's bank account on a daily basis and will provide POWER UP with all required access codes. Borrower understands that it is responsible for ensuring that the Specific Daily Repayment Amount to be debited by POWER UP remains in the account and will be held responsible for any charges incurred by POWER UP resulting from a rejected ACH attempt, not sufficient funds, Bank Default Charge, blocked account or an event of default (Default Charge)(See Appendix A). POWER UP is not responsible for any overdrafts or rejected transactions that may result from POWER UP' ACH debiting the Specific Daily Repayment Amount under the terms of this agreement. POWER UP will debit the Specific Daily Repayment Amount each business day. POWER UP may, upon Borrower's request, extend the time for any payment due under this Agreement for such time as POWER UP, in its sole discretion, deems appropriate. Notwithstanding anything to the contrary in this Agreement or any other agreement between POWER UP and its participants and Borrower, upon the occurrence of an Event of Default under Section 3 of the LOAN AGREEMENT TERMS AND CONDITIONS, the Repayment Amount shall be increased as set forth herein.

Loan Amount: $135,000.00* Repayment Amount: $182,250.00 Specific Daily Repayment Amount: $964.29

Additional Documentation and Details: *Less origination fee & payoffs to PowerUp Lending Loan PLG-1074 & Loan PLG-1249 and to Vis Vires Group Loan VVG -1112

Items Needed: payoffs from PowerUp (loans plg-1074 & 1249) & Vis Vires Group (loan VVG-1112)

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "LOAN AGREEMENT TERMS AND CONDITIONS", THE "SECURITY AGREEMENT AND GUARANTY", THE "NOTE" AND "ADMINISTRATIVE FORM" ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

BORROWER	OWNER/GUARANTOR #1	OWNER/GUARANTOR #2	POWER UP LENDING GROUP, LTD.
ICEWEB STORAGE CORPORATION, a wholly owned subsidiary of Unified OnLine, Inc.	Unifed OnLine, Inc.		
[signature] SIGN	[signature] SIGN	Non Personal Guarantee SIGN	
Robert M. Howe III, CEO/President	Robert M. Howe, III, CEO/President No Personal Guarantee Driver's License #	Driver's License #	Curt Kramer, CEO

Each of above-signed Borrower and Owner/Guarantor represents that he/she/it is authorized to sign this Agreement for Borrower and/or Owner/Guarantor that the information provided herein and in all of POWER UP's forms is true, accurate and complete in all respects. POWER UP may produce a monthly statement reflecting the delivery of the Specific Daily Repayment Amount from Borrower via Bank.

ANY MISREPRESENTATION MADE BY BORROWER OR ANY OWNER/GUARANTOR IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUDULENT INDUCEMENT TO PROVIDE FINANCING.